[FACE OF AMENDED SERIES A, CUMULATIVE CONVERTIBLE
                    PREFERRED STOCK CERTIFICATE]


               Incorporated Under the Laws of Delaware

                                          CUSIP No. ________________

          NUMBER ______                         SHARES __________

    Amended Series A, Cumulative Convertible Preferred Stock
            (par value $1.00 per share) of XCL Ltd.


THIS CERTIFIES THAT __________________________ is the registered holder of ________________________________________ shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of ________________, 19__.


_______________________ [CORPORATE SEAL] ______________________
  Secretary/Treasurer                    Vice President/President



    [REVERSE SIDE OF AMENDED SERIES A, CUMULATIVE CONVERTIBLE
                   PREFERRED STOCK CERTIFICATE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3), or
(7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER DEALER) TO THE COMPANY OR THE TRANSFER AGENT, AS THE CASE MAY BE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY OR TRANSFER AGENT FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITEIS ACT,
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY, INITIAL PURCHASER OR THE TRANSFER AGENT SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS SECURITY IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED
AS OF MAY 20, 1997 BETWEEN THE COMPANY AND THE INITIAL PURCHASER,
A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     For Value Received ________________ hereby sell, assign and transfer unto __________________________________________
__________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________, 19__

In presence of

_________________________________


Notice: The signature of this assignment must corresponde with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.